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                                                                  Exhibit 10.1


                                   AGREEMENT

     This Confidential Agreement ("AGREEMENT") is dated as of the 31st day of July, 1997 (the "EFFECTIVE DATE"), among Summit Medical Systems, Inc., a Minnesota corporation ("SUMMIT"), Duke University, a North Carolina not-for-profit corporation ("Duke"), DR Ware LLC, a North Carolina limited liability company, Donald F. Fortin, M.D., an individual resident of North Carolina ("FORTIN"), Robert M. Califf, M.D., an individual resident of North Carolina ("CALIFF") and Harry R. Phillips, III, M.D., an individual resident of North Carolina ("PHILLIPS" and together with Califf and Fortin, the "DR MEMBERS" and together with Duke and DR Ware, the "Duke Parties").

     WHEREAS, Summit, Duke, DR Ware and Cordillera LLC, a Delaware limited liability company ("Cordillera") entered into a Reorganization Agreement, dated December 31, 1996 (the "Reorganization Agreement"), pursuant to which Summit acquired 2,000 member units in Cordillera held by DR Ware and cancelled an option to purchase 200,000 member units in Cordillera held by Duke, and thereby, Summit acquired the entire equity interest in Cordillera (all capitalized terms used herein, but not otherwise defined herein, shall have the meaning assigned as such terms in the Reorganization Agreement;

     WHEREAS, as a condition to the Reorganization Agreement, Summit sought the continued services of the DR Members and entered into individual employment and consulting agreements with each of the DR Members, pursuant to which Summit granted each DR Member an option to buy shares of Summit common stock;

     WHEREAS, Summit recognizes the significant contribution of each of the Duke Parties to Summit and desires to eliminate any distractions from the performance of the DR Members on behalf of Summit, and the parties desire to resolve any issues in connection with the Reorganization Agreement and related agreements; and

     WHEREAS, Summit and Duke desire to modify certain terms of the Investment and Registration Rights Agreement among Summit and Duke, dated December 31, 1996 (the "INVESTMENT AGREEMENT").

          NOW, THEREFORE, for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:
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1.   PAYMENT.  Subject to the terms and condition of this Agreement, in consideration for the agreements and covenants of the Duke Parties set forth herein, Summit shall pay to the Duke Parties $750,000 in cash. The cash to be paid to the Duke Parties shall be allocated between the Duke Parties in accordance with Schedule A attached hereto. The payment shall be made by wire transfer to accounts set forth across from the name of each of the Duke Parties on Schedule A.

2.   REPLACEMENT OF EXISTING OPTIONS AND WARRANTS.

     2.1 CANCELLATION OF EXISTING OPTIONS AND WARRANTS. As of the Effective Date, subject to the terms and conditions of this Agreement, (a) Duke consents to the cancellation of two warrants dated December 31, 1996 to subscribe for and purchase up to 150,000 and 50,000 shares, respectively, of common stock of Summit (the "Existing Duke Warrants"), which were granted to Duke pursuant to
Section 2.1 of the Reorganization Agreement, and (b) the DR Members consent to the cancellation of their respective Nonstatutory Stock Option Agreements, dated December 31, 1996 (collectively, the "Existing DR Options" and together with the Existing Duke Warrants, the "Existing Warrants"), which were granted to each of the DR Members pursuant to their respective employment or consulting agreements. Each of the DR Members and Duke warrants and represents to Summit that he or it has not, as of the Effective Date, exercised, assigned or otherwise transferred an Existing Warrant, in whole or in part, nor will he or it do so prior to or on the Effective Date. Each of the DR Members and Duke further represents and warrants that he or it has delivered his or its Existing Warrants to Summit for cancellation in accordance with this Section 2.1.

     2.2 ISSUANCE OF WARRANT AND OPTIONS. As of the Effective Date, Summit shall issue to Duke two warrants (the "New Warrants") to subscribe for and purchase common stock of Summit at an exercise price of $2.50 per share up to the aggregate amount of 150,000 and 50,000 shares, respectively (the "Duke Shares"), on the terms and conditions set forth in the forms of New Warrants attached hereto as Exhibit A. As of the Effective Date, Summit shall issue to each of Dr. Fortin, Dr. Califf and Dr. Phillips an option (each a "New Option" and collectively, the "New Options") to subscribe for and purchase common stock of Summit at an exercise price of $2.50 per share up to the aggregate amount of 300,000 shares, 150,000 shares and 150,000 shares, respectively, on the terms and conditions set forth in the forms of New Options attached hereto as Exhibit B, Exhibit C and Exhibit D, respectively.


3. AMENDMENT TO INVESTMENT AGREEMENT. The Investment Agreement is hereby amended such that each reference to "New Warrants" as used therein shall mean the New Warrants as defined herein together. Except as expressly modified in this Section 3, the Investment Agreement shall remain in full force and effect.

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4.   RELEASE.   Each Duke Party on behalf of such Duke Party and such Duke
Party's heirs, relatives, executors, administrators, successors, assigns, agents and insurers, does hereby fully, finally and forever discharge Summit and all of its officers, directors, employees, agents, affiliates and shareholders from any and all actions, claims, suits, damages, debts, judgments, levies, executions or liability of any kind or character, whether known or unknown, asserted or unasserted, direct or indirect, which such Duke Party, such Duke Party's heirs, relatives, executors, administrators, successors, assigns, agents, and insurers have or may have by reason or any matter, fact or thing, occurring prior to the Effective Date and in connection with or arising from the Cordillera Agreement and all agreements attached as an exhibit thereto, the License Agreement and all exhibits thereto, the Reorganization Agreement and all agreements attached or exhibits thereto, and all actions, transactions or matters contemplated thereby or therein.

5. CONFIDENTIALITY. The Duke Parties shall not disclose the terms of this Agreement to any third-party and shall keep such terms confidential, except as follows: (a) as required by law, court order, subpoena, judicial proceedings; or (b) with the advanced written consent of Summit.

7.   MISCELLANEOUS.

     7.1 AMENDMENTS. WAIVERS. ETC. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only in writing signed by all the parties.

     7.2 ASSIGNMENT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties to this Agreement and their respective successors and assigns. No party may assign this Agreement or any of its rights or obligations hereunder, in whole or in part, without the prior written approval of the other parties.

     7.3 SEVERABILITY. Any term or provision of this Agreement that is found to be invalid or unenforceable by a court of competent jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof.

     7.4 HEADINGS. The headings of the articles and sections of this Agreement have been inserted for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement or constitute a part of this Agreement.

     7.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State or Minnesota, excluding its choice or law rules.

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     7.6  COUNTERPARTS.  This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.7 ENTIRE AGREEMENT. This Agreement (including all attached Schedules, Exhibits and the documents referred to herein) constitutes the entire agreement between the parties and supersedes any prior understandings, agreements or representations between the parties, whether written or oral, to the extent they relate in any way to the subject matter hereof.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives, as of the Effective Date.



DUKE UNIVERSITY                     SUMMIT MEDICAL SYSTEMS, INC.


By_______________________________   By______________________________________

Name_____________________________   Name____________________________________

Title____________________________   Title___________________________________


DR Ware  LLC                        DR Members:

By_______________________________   ________________________________________
                                    Donald F. Fortin, M.D.

Name_____________________________

Title____________________________   ________________________________________
                                    Robert M. Califf, M.D.


                                    ________________________________________
                                    Harry R. Phillips, III, M.D.

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